UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 9, 2013

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East City
Shouguang City, Shandong, 262700, P.R. China

(Address of principal executive offices and zip code)

+86 (536) 567-0008

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On August 9, 2013, Gulf Resources, Inc. issued a press release regarding its financial results for the three and six months ended June 30, 2013.  A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit Number	Description

99.1	Press release dated August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

Dated: August 15, 2013	By:	/s/ Min Li
	Name:	Min Li
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated August 9, 2013.